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                                                                       EXHIBIT A
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                            COOPERS & LYBRAND L.L.P.
                          1301 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10019-6013



                                         March 15, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

      We have read the statements made by PIMCO Advisors L.P. (formerly, Thomson Advisory Group L.P.) (the "Partnership"), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Partnership's Form 8-K/A report. We agree with the statements concerning our Firm in such Form 8-K/A.

                                    Very truly yours,



                                    Coopers & Lybrand L.L.P.

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